UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 15, 2023
Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	EPRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”), held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2023. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of eight director nominees to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify, (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, (iii) the approval of the Essential Properties Realty Trust, Inc. 2023 Incentive Plan and (iv) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

As of March 24, 2023, the record date for the Annual Meeting, there were 148,838,117 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, of which 94.8% were voted at the Annual Meeting. At the Annual Meeting, all of the eight director nominees were elected, the compensation of the Company’s named executive officers was approved on an advisory basis, the Essential Properties Realty Trust, Inc. 2023 Incentive Plan was approved and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Paul T. Bossidy	133,727,376	0	3,539,621	3,778,530
Joyce DeLucca	134,823,959	0	2,443,038	3,778,530
Scott A. Estes	135,860,302	0	1,406,695	3,778,530
Peter M. Mavoides	136,800,103	0	466,894	3,778,530
Lawrence J. Minich	131,775,578	0	5,480,782	3,789,167
Heather L. Neary	131,757,703	0	5,509,294	3,778,530
Steven D. Sautel	130,866,139	0	6,400,858	3,778,530
Janaki Sivanesan	131,890,901	0	5,376,096	3,778,530

2.    At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,343,147	45,879,084	44,766	3,778,530

3.    At the Annual Meeting, the Company’s stockholders approved the Essential Properties Realty Trust, Inc. 2023 Incentive Plan by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,285,512	34,869,274	112,211	3,778,530

4.    At the Annual Meeting, the stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,918,934	7,109,046	17,547	0

9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023	ESSENTIAL PROPERTIES REALTY TRUST, INC.

	By:	/s/ Mark E. Patten
Mark E. Patten
Executive Vice President, Chief Financial Officer, Treasurer and Secretary